Exhibit 23.3


                        [Letterhead of Kenyon & Kenyon]



                           CONSENT OF PATENT COUNSEL


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of ImClone Systems Incorporated.

                                             By: /s/ Kenyon & Kenyon
                                                -------------------------------
                                                     Kenyon & Kenyon


New York, New York
May 23, 2000